CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($)	Dec. 31, 2016	Dec. 31, 2015
Accounts receivable, allowances for doubtful accounts (in dollars)	$ 4,081,503	$ 5,152,466
Common shares, par value (in dollars per share)	$ 0	$ 0
Common shares, shares authorized	500,000,000	500,000,000
Common shares, shares issued	202,478,702	203,331,288
Common shares, shares outstanding	200,538,902	203,205,688